Exhibit 99.2
Quarterly Financial Supplement
Third Quarter 2025
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Axel André
Chesterfield, Missouri 63017 U.S.A.		Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: Axel.Andre@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company	AA-	A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
3rd Quarter 2025

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current vs.	Year-to-Date
(USD millions, except in force and per share and shares data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change

Net premiums	$4,280	$4,151	$4,019	$4,156	$4,391	$(111)	$12,450	$13,687	$(1,237)
Net income available to RGA’s shareholders	253	180	286	148	156	97	719	569	150
Adjusted operating income	310	315	378	334	242	68	1,003	1,008	(5)
Adjusted operating income excluding notable items (1)	424	315	378	334	410	14	1,117	1,176	(59)
Return on equity	7.4%	7.0%	7.5%	7.1%	7.7%	(0.3)%
Adjusted operating return on equity (excluding AOCI)	13.2%	12.7%	13.4%	13.8%	13.8%	(0.6)%
Adjusted operating return on equity (excluding AOCI and notable items (1))	14.2%	14.3%	15.0%	15.4%	15.5%	(1.3)%
Adjusted operating return on equity (excluding AOCI and B36 items)	13.1%	12.6%	13.3%	13.7%	13.7%	(0.6)%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$3.85	$2.72	$4.33	$2.26	$2.37	$1.48	$10.89	$8.64	$2.25
Adjusted operating income	$4.71	$4.76	$5.73	$5.07	$3.67	$1.04	$15.21	$15.31	$(0.10)
Adjusted operating income excluding notable items (1)	$6.43	$4.76	$5.73	$5.07	$6.22	$0.21	$16.93	$17.87	$(0.94)
Diluted earnings per share
Net income	$3.81	$2.70	$4.27	$2.22	$2.33	$1.48	$10.78	$8.53	$2.25
Adjusted operating income	$4.66	$4.72	$5.66	$4.99	$3.62	$1.04	$15.04	$15.11	$(0.07)
Adjusted operating income excluding notable items (1)	$6.37	$4.72	$5.66	$4.99	$6.13	$0.24	$16.75	$17.63	$(0.88)
Weighted average common shares outstanding
Basic	65,867	66,088	66,008	65,867	65,850	17	65,987	65,799	188
Diluted	66,508	66,731	66,861	66,982	66,797	(289)	66,694	66,694	—

Book value per share	$197.52	$182.37	$172.53	$164.19	$168.93	$28.59	$197.52	$168.93	$28.59
Book value per share, excluding AOCI	$158.67	$155.87	$153.80	$151.31	$149.63	$9.04	$158.67	$149.63	$9.04
Book value per share, excluding AOCI and B36	$159.83	$156.63	$154.60	$151.97	$151.79	$8.04	$159.83	$151.79	$8.04

Shareholders’ dividends paid	$61	$59	$59	$59	$58	$3	$179	$170	$9
Share buybacks	75	—	—	—	—	75	75	—	75
Total returned to shareholders	$136	$59	$59	$59	$58	$78	$254	$170	$84

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,602	19,219	19,225	19,439	19,447	155	19,602	19,447	155
Common shares outstanding	65,709	66,092	66,086	65,872	65,864	(155)	65,709	65,864	(155)

Assumed life reinsurance in force (in billions)	$4,320.8	$4,091.3	$3,950.9	$3,878.7	$3,966.5	$354.3
Assumed new business production (in billions)	$363.8	$110.9	$131.7	$102.3	$204.4	$159.4	$606.4	$403.1	$203.3

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$4,280	$4,151	$4,019	$4,156	$4,391	$(111)	$12,450	$13,687	$(1,237)
Net investment income	1,475	1,408	1,232	1,185	1,188	287	4,115	3,231	884
Investment related gains (losses), net	13	(44)	(79)	(247)	(78)	91	(110)	(498)	388
Other revenue	436	84	88	147	150	286	608	446	162
Total revenues	6,204	5,599	5,260	5,241	5,651	553	17,063	16,866	197
Benefits and expenses:
Adjusted claims and other policy benefits	4,356	4,045	3,822	3,943	4,116	240	12,223	12,960	(737)
Future policy benefits remeasurement (gains) losses	85	68	(56)	(69)	151	(66)	97	37	60
Market risk benefits remeasurement (gains) losses	(1)	(17)	29	(32)	31	(32)	11	(12)	23
Adjusted interest credited	547	314	299	292	310	237	1,160	795	365
Policy acquisition costs and other insurance expenses	471	433	417	411	452	19	1,321	1,230	91
Other operating expenses	328	325	300	385	299	29	953	883	70
Interest expense	98	90	80	86	78	20	268	218	50
Total benefits and expenses	5,884	5,258	4,891	5,016	5,437	447	16,033	16,111	(78)
Income before income taxes	320	341	369	225	214	106	1,030	755	275
Provision for income taxes	65	160	81	75	56	9	306	181	125
Net income	255	181	288	150	158	97	724	574	150
Net income attributable to noncontrolling interest	2	1	2	2	2	—	5	5	—
Net income available to RGA’s shareholders	$253	$180	$286	$148	$156	$97	$719	$569	$150
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$320	$341	$369	$225	$214	$106	$1,030	$755	$275
Investment and derivative (gains) losses (1)	(1)	77	71	380	(23)	22	147	517	(370)
Market risk benefits remeasurement (gains) losses	(1)	(17)	29	(32)	31	(32)	11	(12)	23
Change in fair value of funds withheld embedded derivatives (1)	33	(3)	11	(125)	112	(79)	41	9	32
Funds withheld (gains) losses - investment income	19	(2)	—	6	(1)	20	17	(3)	20
Derivatives - interest credited	1	2	10	(3)	11	(10)	13	18	(5)
Investment (income) loss on unit-linked variable annuities	1	—	—	2	(1)	2	1	1	—
Interest credited on unit-linked variable annuities	(1)	—	—	(2)	1	(2)	(1)	(1)	—
Interest expense on uncertain tax positions	—	—	—	1	1	(1)	—	—	—
Other (2)	14	23	(5)	(21)	(31)	45	32	37	(5)
Adjusted operating income before income taxes	385	421	485	431	314	71	1,291	1,321	(30)
Notable items (3)	149	—	—	—	194	(45)	149	194	(45)
Adjusted operating income before income taxes excluding notable items	$534	$421	$485	$431	$508	$26	$1,440	$1,515	$(75)

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$253	$180	$286	$148	$156	$97	$719	$569	$150
Investment and derivative (gains) losses (1)	(2)	64	53	300	(18)	16	115	406	(291)
Market risk benefits remeasurement (gains) losses	—	(14)	23	(26)	25	(25)	9	(9)	18
Change in fair value of funds withheld embedded derivatives (1)	26	(3)	9	(99)	88	(62)	32	7	25
Funds withheld (gains) losses - investment income	15	(2)	—	4	—	15	13	(2)	15
Derivatives - interest credited	1	1	8	(2)	8	(7)	10	14	(4)
Investment (income) loss on unit-linked variable annuities	1	—	—	1	(1)	2	1	1	—
Interest credited on unit-linked variable annuities	(1)	—	—	(1)	1	(2)	(1)	(1)	—
Interest expense on uncertain tax positions	—	—	—	1	1	(1)	—	—	—
Other (2)	11	18	(4)	(16)	(25)	36	25	29	(4)
Uncertain tax positions and other tax related items	4	70	1	22	5	(1)	75	(11)	86
Net income attributable to noncontrolling interest	2	1	2	2	2	—	5	5	—
Adjusted operating income	310	315	378	334	242	68	1,003	1,008	(5)
Notable items (3)	114	—	—	—	168	(54)	114	168	(54)
Adjusted operating income excluding notable items	$424	$315	$378	$334	$410	$14	$1,117	$1,176	$(59)

Diluted earnings per share - adjusted operating income	$4.66	$4.72	$5.66	$4.99	$3.62	$1.04	$15.04	$15.11	$(0.07)
Diluted earnings per share - adjusted operating income excluding notable items	$6.37	$4.72	$5.66	$4.99	$6.13	$0.24	$16.75	$17.63	$(0.88)

Foreign currency effect on (4):
Net premiums	$29	$45	$(60)	$(15)	$1	$28	$14	$(44)	$58
Adjusted operating income before income taxes	$3	$9	$(8)	$8	$1	$2	$4	$(3)	$7

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2025	2025	2025	2024	2024
Assets
Fixed maturity securities available-for-sale, at fair value	$99,573	$86,043	$84,507	$77,617	$78,149
Equity securities	161	155	153	155	155
Mortgage loans	10,507	10,057	9,331	8,839	8,388
Policy loans	3,570	1,294	1,284	1,321	1,285
Funds withheld at interest	8,268	7,115	5,328	5,436	5,545
Limited partnerships and real estate joint ventures	3,648	3,338	3,228	3,067	2,972
Short-term investments	381	502	454	363	381
Other invested assets	1,496	1,397	1,295	1,242	1,361
Total investments	127,604	109,901	105,580	98,040	98,236
Cash and cash equivalents	4,625	5,416	5,151	3,326	5,195
Accrued investment income	1,275	1,089	1,059	986	995
Premiums receivable and other reinsurance balances	4,035	4,202	3,749	3,898	3,738
Reinsurance ceded receivables and other	5,758	5,386	5,420	5,531	5,438
Deferred policy acquisition costs	5,954	5,823	5,649	5,543	5,477
Other assets	2,752	1,662	1,602	1,351	1,179
Total assets	$152,003	$133,479	$128,210	$118,675	$120,258
Liabilities and equity
Future policy benefits	$66,389	$63,531	$59,836	$53,368	$55,933
Interest-sensitive contract liabilities	49,634	37,158	36,614	35,095	34,357
Market risk benefits, at fair value	238	233	243	223	247
Other policy claims and benefits	3,032	3,016	2,870	2,693	2,875
Other reinsurance balances	1,600	1,353	1,291	1,316	955
Deferred income taxes	2,591	2,454	2,250	2,199	2,059
Funds withheld payable	5,277	4,816	4,889	5,017	4,809
Other liabilities	4,440	3,041	2,991	2,816	2,739
Long-term debt	5,734	5,734	5,734	5,042	5,067
Total liabilities	138,935	121,336	116,718	107,769	109,041
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,628	2,624	2,608	2,600	2,577
Retained earnings	9,757	9,563	9,443	9,255	9,166
Treasury stock	(1,960)	(1,887)	(1,888)	(1,889)	(1,889)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	83	130	(8)	(19)	108
Unrealized (depreciation) appreciation of securities	(4,199)	(4,897)	(4,443)	(4,526)	(2,800)
Effect of updating discount rates on future policy benefits	6,682	6,533	5,702	5,412	3,987
Change in instrument-specific credit risk for market risk benefits	1	3	6	2	6
Pension and postretirement benefits	(15)	(17)	(19)	(20)	(29)
Total RGA, Inc. shareholders’ equity	12,978	12,053	11,402	10,816	11,127
Noncontrolling interest	90	90	90	90	90
Total equity	13,068	12,143	11,492	10,906	11,217
Total liabilities and equity	$152,003	$133,479	$128,210	$118,675	$120,258
Total RGA, Inc. shareholders’ equity, excluding AOCI	$10,426	$10,301	$10,164	$9,967	$9,855

See appendix for reconciliation of total shareholders’ equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$1,883	$2,019	$1,921	$2,046	$1,912	$(29)	$5,823	$5,454	$369
Net investment income	282	285	268	247	226	56	835	634	201
Investment related gains (losses), net	14	12	(6)	—	—	14	20	—	20
Other revenue	11	4	8	14	21	(10)	23	34	(11)
Total revenues	2,190	2,320	2,191	2,307	2,159	31	6,701	6,122	579

Benefits and expenses:
Adjusted claims and other policy benefits	1,769	1,922	1,773	1,886	1,712	57	5,464	4,960	504
Future policy benefits remeasurement (gains) losses	(46)	74	(25)	(68)	46	(92)	3	(41)	44
Adjusted interest credited	61	37	29	36	45	16	127	83	44
Policy acquisition costs and other insurance expenses	209	223	219	225	223	(14)	651	584	67
Other operating expenses	61	60	55	77	54	7	176	162	14
Total benefits and expenses	2,054	2,316	2,051	2,156	2,080	(26)	6,421	5,748	673

Adjusted operating income before income taxes	136	4	140	151	79	57	280	374	(94)
Notable items (1)	(39)	—	—	—	53	(92)	(39)	53	(92)
Adjusted operating income excluding notable items, before income taxes	$97	$4	$140	$151	$132	$(35)	$241	$427	$(186)

Loss and expense ratios:
Loss ratio (2)	91.5%	98.9%	91.0%	88.9%	91.9%	(0.4)%	93.9%	90.2%	3.7%
Policy acquisition costs and other insurance expenses	11.1%	11.0%	11.4%	11.0%	11.7%	(0.6)%	11.2%	10.7%	0.5%
Other operating expenses	3.2%	3.0%	2.9%	3.8%	2.8%	0.4%	3.0%	3.0%	—%

Foreign currency effect on (3):
Net premiums	$1	$(4)	$(7)	$(5)	$(4)	$5	$(10)	$—	$(10)
Adjusted operating income (loss) before income taxes	$—	$1	$(2)	$—	$—	$—	$(1)	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$1,860.7	$1,854.7	$1,840.6	$1,837.1	$1,834.5	$26.2
Assumed New Business Production (in billions)	$52.8	$46.0	$36.3	$41.0	$150.0	$(97.2)	$135.1	$226.9	$(91.8)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$227	$(5)	$109	$156	$609	$(382)	$331	$2,830	$(2,499)
Net investment income	476	371	337	323	336	140	1,184	957	227
Investment related gains (losses), net	16	—	—	—	—	16	16	—	16
Other revenue	351	53	50	52	58	293	454	174	280
Total revenues	1,070	419	496	531	1,003	67	1,985	3,961	(1,976)

Benefits and expenses:
Adjusted claims and other policy benefits	511	76	200	210	654	(143)	787	2,977	(2,190)
Future policy benefits remeasurement (gains) losses	2	(1)	(2)	(10)	12	(10)	(1)	11	(12)
Adjusted interest credited	324	130	123	127	131	193	577	392	185
Policy acquisition costs and other insurance expenses	111	93	84	102	105	6	288	272	16
Other operating expenses	22	24	24	26	21	1	70	59	11
Total benefits and expenses	970	322	429	455	923	47	1,721	3,711	(1,990)

Adjusted operating income before income taxes	100	97	67	76	80	20	264	250	14
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$100	$97	$67	$76	$80	$20	$264	$250	$14

Assumed Life Reinsurance In Force (in billions)	$207.7	$9.4	$9.5	$9.7	$9.8	$197.9
Assumed New Business Production (in billions)	$204.1	$—	$—	$—	$—	$204.1	$204.1	$—	$204.1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2025	2025	2025	2024	2024
Policyholder account balances

Fixed annuities (deferred)	$10,569	$10,473	$10,299	$9,691	$9,473
Equity-indexed annuities	$1,668	$1,748	$1,838	$1,927	$2,022
Bank-owned life insurance (BOLI) and universal life	$11,130	$1,997	$2,011	$2,019	$2,029
Other policyholder account balances	$45	$45	$46	$34	$74

Variable annuities account balances
No riders	$598	$605	$593	$610	$624
GMDB only	781	784	800	848	831
GMIB only	17	17	17	18	19
GMAB only	1	1	2	2	2
GMWB only	802	802	769	818	857
GMDB / WB	149	149	145	152	161
Other	13	13	13	13	14
Total variable annuities account balances	$2,361	$2,371	$2,339	$2,461	$2,508

Variable universal life account value	$14,132	$—	$—	$—	$—

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$2,781	$1,265	$1,257	$654	$680

Future policy benefits (at original discount rate) associated with:
Payout annuities	$8,266	$8,734	$8,840	$6,781	$6,936
Life insurance	$684	$—	$—	$—	$—
Other future policy benefits	$62	$62	$61	$50	$89

Liability for market risk benefits:

Equity-indexed annuities	$181	$173	$170	$163	$176
Variable annuities (liability)	$57	$60	$73	$60	$71
Variable annuities (asset)	$19	$17	$13	$17	$14

Net interest spread (1)	1.2%	1.2%	0.8%	1.3%	1.3%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$326	$339	$319	$333	$314	$12	$984	$958	$26
Net investment income	69	66	65	64	68	1	200	193	7
Investment related gains, net	2	—	1	—	1	1	3	3	—
Other revenue	1	1	(1)	—	2	(1)	1	6	(5)
Total revenues	398	406	384	397	385	13	1,188	1,160	28

Benefits and expenses:
Adjusted claims and other policy benefits	307	318	295	311	296	11	920	883	37
Future policy benefits remeasurement (gains) losses	(8)	2	3	(5)	(4)	(4)	(3)	(6)	3
Adjusted interest credited	1	—	—	—	1	—	1	1	—
Policy acquisition costs and other insurance expenses	43	43	41	45	48	(5)	127	141	(14)
Other operating expenses	12	15	13	14	14	(2)	40	39	1
Total benefits and expenses	355	378	352	365	355	—	1,085	1,058	27

Adjusted operating income before income taxes	43	28	32	32	30	13	103	102	1
Notable items (1)	(9)	—	—	—	(5)	(4)	(9)	(5)	(4)
Adjusted operating income excluding notable items, before income taxes	$34	$28	$32	$32	$25	$9	$94	$97	$(3)

Loss and expense ratios:
Loss ratio (2)	91.7%	94.4%	93.4%	91.9%	93.0%	(1.3)%	93.2%	91.5%	1.7%
Policy acquisition costs and other insurance expenses	13.2%	12.7%	12.9%	13.5%	15.3%	(2.1)%	12.9%	14.7%	(1.8)%
Other operating expenses	3.7%	4.4%	4.1%	4.2%	4.5%	(0.8)%	4.1%	4.1%	—%

Foreign currency effect on (3):
Net premiums	$(3)	$(4)	$(20)	$(10)	$(5)	$2	$(27)	$(10)	$(17)
Adjusted operating income before income taxes	$—	$(1)	$(2)	$(1)	$(1)	$1	$(3)	$(1)	$(2)

Assumed Life Reinsurance In Force (in billions)	$507.9	$512.4	$478.6	$474.2	$499.6	$8.3
Assumed New Business Production (in billions)	$13.5	$13.1	$13.2	$12.3	$11.9	$1.6	$39.8	$35.7	$4.1

Creditor reinsurance net premiums	$16	$18	$19	$18	$19	$(3)	$53	$53	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$46	$45	$52	$46	$49	$(3)	$143	$120	$23
Net investment income	58	58	51	51	47	11	167	96	71
Investment related gains, net	(1)	—	—	1	—	(1)	(1)	—	(1)
Other revenue	3	5	4	5	3	—	12	12	—
Total revenues	106	108	107	103	99	7	321	228	93

Benefits and expenses:
Adjusted claims and other policy benefits	92	93	91	109	90	2	276	198	78
Policy acquisition costs and other insurance expenses	5	4	5	(17)	5	—	14	10	4
Other operating expenses	2	2	—	3	—	2	4	2	2
Total benefits and expenses	99	99	96	95	95	4	294	210	84

Adjusted operating income before income taxes	7	9	11	8	4	3	27	18	9
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$7	$9	$11	$8	$4	$3	$27	$18	$9

Foreign currency effect on (3):
Net premiums	$(1)	$(1)	$(3)	$(1)	$(1)	$—	$(5)	$(2)	$(3)
Adjusted operating income before income taxes	$—	$—	$(1)	$—	$(1)	$1	$(1)	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$6.2	$6.3	$6.0	$6.0	$8.3	$(2.1)
Assumed New Business Production (in billions)	$—	$—	$—	$—	$8.3	$(8.3)	$—	$8.3	$(8.3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations include longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$562	$573	$540	$488	$521	$41	$1,675	$1,514	$161
Net investment income	30	32	30	28	30	—	92	84	8
Other revenue	5	3	2	10	(1)	6	10	1	9
Total revenues	597	608	572	526	550	47	1,777	1,599	178

Benefits and expenses:
Adjusted claims and other policy benefits	516	533	483	445	472	44	1,532	1,360	172
Future policy benefits remeasurement (gains) losses	216	6	(8)	12	35	181	214	36	178
Policy acquisition costs and other insurance expenses	30	24	20	21	29	1	74	88	(14)
Other operating expenses	27	27	27	37	32	(5)	81	96	(15)
Total benefits and expenses	789	590	522	515	568	221	1,901	1,580	321

Adjusted operating income (loss) before income taxes	(192)	18	50	11	(18)	(174)	(124)	19	(143)
Notable items (1)	222	—	—	—	40	182	222	40	182
Adjusted operating income (loss) excluding notable items, before income taxes	$30	$18	$50	$11	$22	$8	$98	$59	$39

Loss and expense ratios:
Loss ratio (2)	130.2%	94.1%	88.0%	93.6%	97.3%	32.9%	104.2%	92.2%	12.0%
Policy acquisition costs and other insurance expenses	5.3%	4.2%	3.7%	4.3%	5.6%	(0.3)%	4.4%	5.8%	(1.4)%
Other operating expenses	4.8%	4.7%	5.0%	7.6%	6.1%	(1.3)%	4.8%	6.3%	(1.5)%

Foreign currency effect on (3):
Net premiums	$18	$24	$(3)	$8	$12	$6	$39	$20	$19
Adjusted operating income (loss) before income taxes	$(7)	$1	$1	$2	$(1)	$(6)	$(5)	$(1)	$(4)

Critical illness net premiums	$33	$36	$32	$33	$38	$(5)	$101	$103	$(2)

Assumed Life Reinsurance In Force (in billions)	$1,125.7	$1,117.7	$1,036.7	$970.4	$1,027.5	$98.2
Assumed New Business Production (in billions)	$35.7	$34.1	$63.4	$30.5	$31.0	$4.7	$133.2	$89.0	$44.2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$260	$247	$189	$187	$168	$92	$696	$473	$223
Net investment income	106	109	85	87	84	22	300	232	68
Investment related gains (losses), net	—	4	(1)	(1)	1	(1)	3	1	2
Other revenue	21	7	9	12	3	18	37	22	15
Total revenues	387	367	282	285	256	131	1,036	728	308

Benefits and expenses:
Adjusted claims and other policy benefits	253	224	167	159	148	105	644	403	241
Future policy benefits remeasurement (gains) losses	(37)	(3)	(3)	(1)	—	(37)	(43)	4	(47)
Adjusted interest credited	7	7	6	9	5	2	20	21	(1)
Policy acquisition costs and other insurance expenses	3	2	1	2	2	1	6	6	—
Other operating expenses	21	21	21	20	15	6	63	45	18
Total benefits and expenses	247	251	192	189	170	77	690	479	211

Adjusted operating income before income taxes	140	116	90	96	86	54	346	249	97
Notable items (2)	(24)	—	—	—	2	(26)	(24)	2	(26)
Adjusted operating income excluding notable items, before income taxes	$116	$116	$90	$96	$88	$28	$322	$251	$71

Foreign currency effect on (3):
Net premiums	$10	$14	$(2)	$4	$4	$6	$22	$10	$12
Adjusted operating income before income taxes	$5	$5	$—	$1	$2	$3	$10	$5	$5

Assumed Life Reinsurance In Force (in billions)	$41.6	$—	$—	$—	$—	$41.6
Assumed New Business Production (in billions)	$41.6	$—	$—	$—	$—	$41.6	$41.6	$—	$41.6

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations include longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$880	$816	$777	$834	$756	$124	$2,473	$2,180	$293
Net investment income	73	72	71	66	65	8	216	191	25
Investment related gains (losses), net	—	1	(1)	(1)	1	(1)	—	2	(2)
Other revenue	3	—	3	10	(3)	6	6	15	(9)
Total revenues	956	889	850	909	819	137	2,695	2,388	307

Benefits and expenses:
Adjusted claims and other policy benefits	761	701	671	733	656	105	2,133	1,849	284
Future policy benefits remeasurement (gains) losses	(41)	(8)	(18)	9	53	(94)	(67)	25	(92)
Policy acquisition costs and other insurance expenses	43	35	39	37	44	(1)	117	131	(14)
Other operating expenses	55	57	52	67	55	—	164	164	—
Total benefits and expenses	818	785	744	846	808	10	2,347	2,169	178

Adjusted operating income before income taxes	138	104	106	63	11	127	348	219	129
Notable items (1)	(1)	—	—	—	95	(96)	(1)	95	(96)
Adjusted operating income excluding notable items, before income taxes	$137	$104	$106	$63	$106	$31	$347	$314	$33

Loss and expense ratios:
Loss ratio (2)	81.8%	84.9%	84.0%	89.0%	93.8%	(12.0)%	83.5%	86.0%	(2.5)%
Policy acquisition costs and other insurance expenses	4.9%	4.3%	5.0%	4.4%	5.8%	(0.9)%	4.7%	6.0%	(1.3)%
Other operating expenses	6.3%	7.0%	6.7%	8.0%	7.3%	(1.0)%	6.6%	7.5%	(0.9)%

Foreign currency effect on (3):
Net premiums	$3	$9	$(23)	$(9)	$(4)	$7	$(11)	$(50)	$39
Adjusted operating income before income taxes	$6	$2	$(2)	$1	$4	$2	$6	$—	$6

Critical illness net premiums	$414	$424	$398	$405	$414	$—	$1,236	$1,124	$112

Assumed Life Reinsurance In Force (in billions)	$546.1	$568.7	$561.1	$567.6	$572.2	$(26.1)
Assumed New Business Production (in billions)	$12.7	$14.5	$14.3	$18.5	$11.5	$1.2	$41.5	$42.2	$(0.7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$96	$117	$112	$66	$62	$34	$325	$158	$167
Net investment income	250	247	196	189	184	66	693	467	226
Investment related gains, net	13	10	7	6	5	8	30	14	16
Other revenue	6	—	6	6	19	(13)	12	51	(39)
Total revenues	365	374	321	267	270	95	1,060	690	370

Benefits and expenses:
Adjusted claims and other policy benefits	135	158	145	97	90	45	438	211	227
Future policy benefits remeasurement (gains) losses	(1)	(2)	(3)	(6)	9	(10)	(6)	8	(14)
Adjusted interest credited	107	93	84	81	75	32	284	175	109
Policy acquisition costs and other insurance expenses	42	36	27	20	27	15	105	82	23
Other operating expenses	11	12	9	10	9	2	32	24	8
Total benefits and expenses	294	297	262	202	210	84	853	500	353

Adjusted operating income before income taxes	71	77	59	65	60	11	207	190	17
Notable items (2)	—	—	—	—	9	(9)	—	9	(9)
Adjusted operating income excluding notable items, before income taxes	$71	$77	$59	$65	$69	$2	$207	$199	$8

Foreign currency effect on (3):
Net premiums	$1	$7	$(2)	$(2)	$(1)	$2	$6	$(12)	$18
Adjusted operating income before income taxes	$—	$2	$(1)	$6	$(2)	$2	$1	$(5)	$6

Assumed Life Reinsurance In Force (in billions)	$24.9	$22.1	$18.4	$13.7	$14.6	$10.3
Assumed New Business Production (in billions)	$3.4	$3.2	$4.5	$—	$—	$3.4	$11.1	$1.0	$10.1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations include asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Revenues:
Net investment income	$151	$166	$129	$138	$146	$5	$446	$375	$71
Investment related gains, net	1	3	3	3	3	(2)	7	8	(1)
Other revenue	29	18	5	23	19	10	52	40	12
Total revenues	181	187	137	164	168	13	505	423	82

Benefits and expenses:
Adjusted interest credited	47	45	47	44	41	6	139	106	33
Policy acquisition costs and other insurance income	(15)	(19)	(19)	(24)	(31)	16	(53)	(84)	31
Other operating expenses	109	103	99	130	99	10	311	283	28
Interest expense	98	90	80	85	77	21	268	218	50
Total benefits and expenses	239	219	207	235	186	53	665	523	142

Adjusted operating loss before income taxes	(58)	(32)	(70)	(71)	(18)	(40)	(160)	(100)	(60)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(58)	$(32)	$(70)	$(71)	$(18)	$(40)	$(160)	$(100)	$(60)

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$(1)	$(1)	$(1)	$(1)	$—	$(1)	$(3)	$1	$(4)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
U.S. and Latin America:
Traditional	$136	$4	$140	$151	$79	$57	$280	$374	$(94)
Financial Solutions	100	97	67	76	80	20	264	250	14
Total U.S. and Latin America	236	101	207	227	159	77	544	624	(80)
Canada:
Traditional	43	28	32	32	30	13	103	102	1
Financial Solutions	7	9	11	8	4	3	27	18	9
Total Canada	50	37	43	40	34	16	130	120	10
Europe, Middle East and Africa:
Traditional	(192)	18	50	11	(18)	(174)	(124)	19	(143)
Financial Solutions	140	116	90	96	86	54	346	249	97
Total Europe, Middle East and Africa	(52)	134	140	107	68	(120)	222	268	(46)
Asia Pacific:
Traditional	138	104	106	63	11	127	348	219	129
Financial Solutions	71	77	59	65	60	11	207	190	17
Total Asia Pacific	209	181	165	128	71	138	555	409	146
Corporate and Other	(58)	(32)	(70)	(71)	(18)	(40)	(160)	(100)	(60)
Consolidated adjusted operating income before income taxes	385	421	485	431	314	71	1,291	1,321	(30)
Notable items (1)	149	—	—	—	194	(45)	149	194	(45)
Consolidated adjusted operating income excluding notable items before income taxes	$534	$421	$485	$431	$508	$26	$1,440	$1,515	$(75)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2025	2025	2025	2024	2024
Fixed maturity securities, available-for-sale (1)	$99,573	$86,043	$84,507	$77,617	$78,149
Equity securities	161	155	153	155	155
Mortgage loans	10,507	10,057	9,331	8,839	8,388
Policy loans	3,570	1,294	1,284	1,321	1,285
Funds withheld at interest	8,268	7,115	5,328	5,436	5,545
Limited partnerships and real estate joint ventures	3,648	3,338	3,228	3,067	2,972
Short-term investments	381	502	454	363	381
Other invested assets	1,496	1,397	1,295	1,242	1,361
Cash and cash equivalents	4,625	5,416	5,151	3,326	5,195
Total cash and invested assets	$132,229	$115,317	$110,731	$101,366	$103,431

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies (“Japanese government”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Average invested assets at amortized cost (1)	$47,662	$45,664	$44,016	$40,803	$39,469	$8,193	$45,091	$38,250	$6,841
Net investment income (1)	$553	$595	$502	$484	$492	$61	$1,650	$1,372	$278
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.73%	5.31%	4.64%	4.83%	5.08%	(35) bps	4.91%	4.81%	10 bps
Variable investment income (“VII”) (included in net investment income) (1)	$—	$59	$(6)	$25	$36	$(36)	$53	$64	$(11)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.92%	4.98%	4.90%	4.80%	4.95%	(3) bps	4.95%	4.82%	13 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	September 30, 2025
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$69,884	$141	$1,198	$3,764	$67,177	67.5%
Canadian government	4,811	—	362	75	5,098	5.1%
Japanese government	6,806	—	—	1,644	5,162	5.2%
ABS	7,001	19	54	164	6,872	6.9%
CMBS	2,026	1	28	61	1,992	2.0%
RMBS	1,793	—	24	77	1,740	1.7%
U.S. government	4,032	—	28	246	3,814	3.8%
State and political subdivisions	736	—	4	80	660	0.7%
Other foreign government	7,372	—	104	418	7,058	7.1%
Total fixed maturity securities	$104,461	$161	$1,802	$6,529	$99,573	100.0%

	December 31, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$54,705	$82	$642	$4,274	$50,991	65.7%
Canadian government	4,655	—	412	51	5,016	6.5%
Japanese government	5,319	—	1	875	4,445	5.7%
ABS	5,197	15	42	184	5,040	6.5%
CMBS	2,344	1	22	98	2,267	2.9%
RMBS	1,412	—	12	107	1,317	1.7%
U.S. government	2,734	—	11	281	2,464	3.2%
State and political subdivisions	789	—	3	99	693	0.9%
Other foreign government	5,752	—	56	424	5,384	6.9%
Total fixed maturity securities	$82,907	$98	$1,201	$6,393	$77,617	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	September 30, 2025				December 31, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$8,464	$8,370	12.4%	A-	$7,757	$7,485	14.7%	A-
Brokerage/asset managers/exchanges	1,698	1,613	2.4%	A-	1,482	1,360	2.7%	A-
Finance companies	1,001	982	1.5%	BBB+	530	501	1.0%	BBB
Insurance	6,192	5,816	8.7%	A-	4,992	4,497	8.8%	A-
REITs	2,004	1,914	2.8%	A-	1,737	1,613	3.2%	A-
Other finance	1,450	1,263	1.9%	A-	1,407	1,217	2.3%	A-
Total financial institutions	$20,809	$19,958	29.7%		$17,905	$16,673	32.7%
Industrials
Basic	$2,866	$2,741	4.1%	BBB	$2,097	$1,929	3.8%	BBB+
Capital goods	3,341	3,257	4.8%	BBB+	2,489	2,369	4.6%	BBB+
Communications	4,272	4,057	6.0%	BBB+	3,420	3,147	6.2%	BBB+
Consumer cyclical	4,060	3,930	5.9%	BBB+	3,300	3,099	6.1%	BBB+
Consumer noncyclical	8,533	8,174	12.1%	BBB+	6,177	5,714	11.2%	BBB+
Energy	5,852	5,792	8.6%	BBB+	4,060	3,906	7.7%	BBB+
Technology	3,064	2,924	4.4%	BBB+	2,124	1,937	3.8%	BBB+
Transportation	3,965	3,796	5.7%	A-	3,238	3,025	5.9%	A-
Other industrial	1,664	1,620	2.4%	BBB	1,362	1,350	2.6%	BBB
Total industrials	$37,617	$36,291	54.0%		$28,267	$26,476	51.9%
Utilities
Electric	$9,319	$8,944	13.4%	A-	$6,863	$6,336	12.4%	A-
Natural gas	1,519	1,424	2.1%	A-	1,177	1,078	2.2%	A-
Other utility	620	560	0.8%	BBB+	493	428	0.8%	BBB+
Total utilities	$11,458	$10,928	16.3%		$8,533	$7,842	15.4%
Total	$69,884	$67,177	100.0%	BBB+	$54,705	$50,991	100.0%	A-

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024			September 30, 2024
NAIC Designation	Rating Agency Designation(1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$67,158	$63,266	63.5%	$59,480	$55,147	64.1%	$58,522	$54,839	64.9%	$54,543	$50,822	65.5%	$53,371	$51,053	65.3%
2	BBB	31,446	30,627	30.8%	26,911	25,568	29.7%	26,347	24,946	29.5%	24,023	22,565	29.1%	24,076	23,130	29.6%
3	BB	4,753	4,719	4.7%	4,421	4,353	5.1%	3,880	3,849	4.6%	3,422	3,410	4.4%	3,284	3,233	4.2%
4	B	807	758	0.8%	802	793	0.9%	643	639	0.8%	636	577	0.7%	662	576	0.7%
5	CCC	267	184	0.2%	244	165	0.2%	287	216	0.2%	246	221	0.3%	168	131	0.2%
6	In or near default	30	19	—%	30	17	—%	30	18	—%	37	22	—%	45	26	—%
	Total	$104,461	$99,573	100.0%	$91,888	$86,043	100.0%	$89,709	$84,507	100.0%	$82,907	$77,617	100.0%	$81,606	$78,149	100.0%

(1) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g., “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024			September 30, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS
Collateralized loan obligations (“CLOs”)	$2,711	$2,707	25.5%	$2,461	$2,455	25.6%	$2,262	$2,251	24.2%	$2,044	$2,044	23.7%	$2,659	$2,650	29.7%
ABS, excluding CLOs	4,290	4,165	39.3%	3,699	3,561	37.0%	3,404	3,269	35.2%	3,153	2,996	34.7%	2,862	2,723	30.5%
Total ABS	7,001	6,872	64.8%	6,160	6,016	62.6%	5,666	5,520	59.4%	5,197	5,040	58.4%	5,521	5,373	60.2%
CMBS	2,026	1,992	18.8%	2,129	2,076	21.6%	2,334	2,267	24.4%	2,344	2,267	26.3%	2,327	2,238	25.1%
RMBS
Agency	416	381	3.6%	377	337	3.5%	385	344	3.7%	394	344	4.0%	401	365	4.0%
Non-agency	1,377	1,359	12.8%	1,216	1,185	12.3%	1,186	1,158	12.5%	1,018	973	11.3%	973	953	10.7%
Total RMBS	1,793	1,740	16.4%	1,593	1,522	15.8%	1,571	1,502	16.2%	1,412	1,317	15.3%	1,374	1,318	14.7%
Total	$10,820	$10,604	100.0%	$9,882	$9,614	100.0%	$9,571	$9,289	100.0%	$8,953	$8,624	100.0%	$9,222	$8,929	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of September 30, 2025
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$7,386	$191	$21,322	$3,481	$28,708	$3,672
Canadian government	570	16	385	59	955	75
Japanese government	1,349	155	3,784	1,489	5,133	1,644
ABS	1,989	14	1,161	145	3,150	159
CMBS	109	3	744	56	853	59
RMBS	—	—	617	77	617	77
U.S. government	—	—	642	246	642	246
State and political subdivisions	47	1	446	79	493	80
Other foreign government	1,900	44	1,978	347	3,878	391
Total investment grade securities	$13,350	$424	$31,079	$5,979	$44,429	$6,403

Below investment grade securities:
Corporate	$918	$47	$294	$31	$1,212	$78
ABS	12	4	—	—	12	4
Other foreign government	—	—	135	27	135	27
Total below investment grade securities	$930	$51	$429	$58	$1,359	$109
Total fixed maturity securities	$14,280	$475	$31,508	$6,037	$45,788	$6,512

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$14,741	$529	$18,851	$3,682	$33,592	$4,211
Canadian government	286	5	469	46	755	51
Japanese government	2,037	192	2,365	683	4,402	875
ABS	940	19	1,730	159	2,670	178
CMBS	333	4	980	91	1,313	95
RMBS	354	7	593	100	947	107
U.S. government	792	15	656	266	1,448	281
State and political subdivisions	155	7	417	92	572	99
Other foreign government	1,408	42	1,816	344	3,224	386
Total investment grade securities	$21,046	$820	$27,877	$5,463	$48,923	$6,283

Below investment grade securities:
Corporate	$347	$7	$347	$50	$694	$57
ABS	101	1	40	5	141	6
Other foreign government	—	—	130	38	130	38
Total below investment grade securities	$448	$8	$517	$93	$965	$101
Total fixed maturity securities	$21,494	$828	$28,394	$5,556	$49,888	$6,384

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(28)	$(29)	$(6)	$23	$(9)	$(19)	$(63)	$(45)	$(18)
Impairments on fixed maturity securities	(1)	(2)	—	—	—	(1)	(3)	(1)	(2)
Realized gains on investment activity	96	30	36	22	72	24	162	172	(10)
Realized losses on investment activity	(65)	(65)	(87)	(334)	(113)	48	(217)	(477)	260
Net gains (losses) on fixed maturity securities available-for-sale	2	(66)	(57)	(289)	(50)	52	(121)	(351)	230

Net gains (losses) on equity securities	5	3	(1)	(4)	6	(1)	7	5	2
Change in mortgage loan allowance for credit losses	(6)	(18)	4	(6)	(12)	6	(20)	(20)	—
Limited partnerships and real estate joint venture impairment losses	(1)	(16)	(5)	(15)	—	(1)	(22)	(8)	(14)
Change in fair value of certain limited partnership investments	9	6	(7)	21	17	(8)	8	18	(10)
Other change in allowance for credit losses and impairments	1	(3)	(1)	—	—	1	(3)	(4)	1
Other, net	4	(3)	1	19	(14)	18	2	2	—

Freestanding derivatives (1):
Interest rate swaps	1	(1)	6	(18)	13	(12)	6	(31)	37
Interest rate options	(2)	(1)	—	—	(3)	1	(3)	(6)	3
Total return swaps	16	6	(6)	(7)	7	9	16	—	16
Interest rate futures	—	—	—	—	—	—	—	2	(2)
Foreign currency swaps	6	(2)	(3)	14	(7)	13	1	15	(14)
Foreign currency swaps - hedged	—	—	—	—	—	—	—	(2)	2
Foreign currency forwards	(40)	40	22	(82)	77	(117)	22	(85)	107
Foreign currency options	(2)	(2)	(1)	(6)	2	(4)	(5)	(1)	(4)
Equity options	30	11	(6)	(1)	1	29	35	(4)	39
Equity futures	(13)	(21)	9	3	(12)	(1)	(25)	(31)	6
Credit default swaps	33	21	(18)	1	10	23	36	14	22
CPI swaps	3	(1)	(5)	(2)	(1)	4	(3)	(2)	(1)
Total freestanding derivatives	32	50	(2)	(98)	87	(55)	80	(131)	211

Embedded derivatives	(33)	3	(11)	125	(112)	79	(41)	(9)	(32)
Net gains (losses) on total derivatives	(1)	53	(13)	27	(25)	24	39	(140)	179

Total investment related gains (losses), net	$13	$(44)	$(79)	$(247)	$(78)	$91	$(110)	$(498)	$388

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
U.S. and Latin America Traditional
Income before income taxes	$123	$29	$149	$153	$57	$66	$301	$347	$(46)
Investment and derivative gains (1)	—	—	—	1	1	(1)	—	1	(1)
Funds withheld losses - investment income	—	—	—	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	13	(25)	(9)	(3)	21	(8)	(21)	27	(48)
Other	—	—	—	—	—	—	—	(1)	1
Adjusted operating income before income taxes	136	4	140	151	79	57	280	374	(94)
Notable items (2)	(39)	—	—	—	53	(92)	(39)	53	(92)
Adjusted operating income excluding notable items, before income taxes	$97	$4	$140	$151	$132	$(35)	$241	$427	$(186)

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$37	$(17)	$34	$139	$(46)	$83	$54	$54	$—
Market risk benefits remeasurement (gains) losses	(1)	(17)	29	(32)	31	(32)	11	(12)	23
Investment and derivative (gains) losses (1)	15	95	(17)	96	(7)	22	93	90	3
Change in fair value of funds withheld embedded derivatives (1)	38	22	20	(122)	91	(53)	80	(18)	98
Funds withheld (gains) losses - investment income	(2)	(3)	(1)	4	1	(3)	(6)	(1)	(5)
Derivatives - interest credited	1	5	5	(1)	11	(10)	11	18	(7)
Other (3)	12	12	(3)	(8)	(1)	13	21	119	(98)
Adjusted operating income before income taxes	100	97	67	76	80	20	264	250	14
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$100	$97	$67	$76	$80	$20	$264	$250	$14

Canada Traditional
Income before income taxes	$41	$25	$32	$32	$29	$12	$98	$103	$(5)
Investment and derivative (gains) losses (1)	—	—	—	—	—	—	—	—	—
Investment income - non-operating funds withheld at interest	2	1	—	1	—	2	3	—	3
Other	—	2	—	(1)	1	(1)	2	(1)	3
Adjusted operating income before income taxes	43	28	32	32	30	13	103	102	1
Notable items (2)	(9)	—	—	—	(5)	(4)	(9)	(5)	(4)
Adjusted operating income excluding notable items, before income taxes	$34	$28	$32	$32	$25	$9	$94	$97	$(3)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change

Canada Financial Solutions
Income before income taxes	$11	$9	$12	$17	$21	$(10)	$32	$34	$(2)
Investment and derivative (gains) losses (1)	(4)	—	(1)	(9)	(17)	13	(5)	(16)	11
Adjusted operating income before income taxes	7	9	11	8	4	3	27	18	9
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$7	$9	$11	$8	$4	$3	$27	$18	$9

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(190)	$16	$50	$8	$(17)	$(173)	$(124)	$12	$(136)
Other	(2)	2	—	3	(1)	(1)	—	7	(7)
Adjusted operating income (loss) before income taxes	(192)	18	50	11	(18)	(174)	(124)	19	(143)
Notable items (2)	222	—	—	—	40	182	222	40	182
Adjusted operating income (loss) excluding notable items, before income taxes	$30	$18	$50	$11	$22	$8	$98	$59	$39

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$132	$109	$74	$79	$84	$48	$315	$220	$95
Investment and derivative losses (1)	7	8	14	16	4	3	29	31	(2)
Change in fair value of funds withheld embedded derivatives (1)	(18)	—	—	—	—	(18)	(18)	—	(18)
Investment income - non-operating funds withheld at interest	19	(1)	2	1	(2)	21	20	(2)	22
Investment (income) loss on unit-linked variable annuities	1	—	—	2	(1)	2	1	1	—
Interest credited on unit-linked variable annuities	(1)	—	—	(2)	1	(2)	(1)	(1)	—
Adjusted operating income before income taxes	140	116	90	96	86	54	346	249	97
Notable items (2)	(24)	—	—	—	2	(26)	(24)	2	(26)
Adjusted operating income excluding notable items, before income taxes	$116	$116	$90	$96	$88	$28	$322	$251	$71

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2025	2025	2025	2024	2024	Quarter	2025	2024	Change
Asia Pacific Traditional
Income before income taxes	$140	$102	$106	$59	$11	$129	$348	$220	$128
Other	(2)	2	—	4	—	(2)	—	(1)	1
Adjusted operating income before income taxes	138	104	106	63	11	127	348	219	129
Notable items (2)	(1)	—	—	—	95	(96)	(1)	95	(96)
Adjusted operating income excluding notable items, before income taxes	$137	$104	$106	$63	$106	$31	$347	$314	$33

Asia Pacific Financial Solutions
Income (loss) before income taxes	$87	$89	$31	$1	$93	$(6)	$207	$48	$159
Investment and derivative (gains) losses (1)	(8)	(21)	25	96	(17)	9	(4)	235	(239)
Other	(8)	9	3	(32)	(16)	8	4	(93)	97
Adjusted operating income before income taxes	71	77	59	65	60	11	207	190	17
Notable items (2)	—	—	—	—	9	(9)	—	9	(9)
Adjusted operating income excluding notable items, before income taxes	$71	$77	$59	$65	$69	$2	$207	$199	$8

Corporate and Other
Loss before income taxes	$(61)	$(21)	$(119)	$(263)	$(18)	$(43)	$(201)	$(283)	$82
Investment and derivative losses (1)	(11)	(5)	50	180	13	(24)	34	176	(142)
Investment income - non-operating funds withheld at interest	—	1	(1)	—	—	—	—	—	—
Interest expense on uncertain tax positions	—	—	—	1	1	(1)	—	—	—
Derivatives - interest credited	—	(3)	5	(2)	—	—	2	—	2
Other	14	(4)	(5)	13	(14)	28	5	7	(2)
Adjusted operating loss before income taxes	(58)	(32)	(70)	(71)	(18)	(40)	(160)	(100)	(60)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(58)	$(32)	$(70)	$(71)	$(18)	$(40)	$(160)	$(100)	$(60)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2025	2025	2025	2024	2024

RGA, Inc. shareholders’ equity	$12,978	$12,053	$11,402	$10,816	$11,127
Less effect of AOCI:
Accumulated currency translation adjustments	83	130	(8)	(19)	108
Unrealized (depreciation) appreciation of securities	(4,199)	(4,897)	(4,443)	(4,526)	(2,800)
Effect of updating discount rates on future policy benefits	6,682	6,533	5,702	5,412	3,987
Change in instrument-specific credit risk for market risk benefits	1	3	6	2	6
Pension and postretirement benefits	(15)	(17)	(19)	(20)	(29)
RGA, Inc. shareholders’ equity, excluding AOCI	10,426	10,301	10,164	9,967	9,855
Year-to-date notable items, net of tax	114	—	—	168	168
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$10,540	$10,301	$10,164	$10,135	$10,023

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2025	2025	2025	2024	2024

Book value per share	$197.52	$182.37	$172.53	$164.19	$168.93
Less effect of AOCI:
Accumulated currency translation adjustment	1.27	1.96	(0.12)	(0.27)	1.64
Unrealized (depreciation) appreciation of securities	(63.89)	(74.10)	(67.24)	(68.73)	(42.52)
Effect of updating discount rates on future policy benefits	101.69	98.85	86.28	82.16	60.54
Change in instrument-specific credit risk for market risk benefits	0.01	0.05	0.09	0.03	0.09
Pension and postretirement benefits	(0.23)	(0.26)	(0.28)	(0.31)	(0.45)
Book value per share, excluding AOCI	$158.67	$155.87	$153.80	$151.31	$149.63
Less effect of B36:	(1.16)	(0.76)	(0.80)	(0.66)	(2.16)
Book value per share, excluding AOCI and B36	$159.83	$156.63	$154.60	$151.97	$151.79

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (the “Company”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of the Company and its subsidiaries.
Non-GAAP Financial Measures
The Company discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of the Company’s operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within adjusted claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations;

as any of the above items can be volatile and may not reflect the underlying performance of the Company’s business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and is presented in our financial statement footnotes in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items that the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.

3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4.     Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on the Company’s investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items; and
•Shareholders’ average equity position excluding AOCI, B36 and notable items.
5. Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, the fact that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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